               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                           FORM 8 - K

                         CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of
1934.

Date of Report (Date of earliest event reported): December 10,2004
                                                  ----------------

                      Alfa International Corp.
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    (Exact name of registrant as specified in its charter)




   New Jersey               0-17264           22-2216835
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(State or other          (Commission        (IRS Employer
jurisdiction of           File Number)       Identification
incorporation)                                  Number)



  350 Fifth Avenue, Suite 1103, New York, N.Y.           10118
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    (Address of principal executive offices)           (Zip Code)




Registrant's telephone number, including area code  (212)563-4141
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Item 5.  OTHER EVENTS
----------------------

     On December 10, 2004 Alfa issued a progress report regarding the status of its 2 primary strategic objectives: 1. the development of its Contact Sports, Inc. subsidiary, and 2. the present state of negotiations with the Government of Qatar with respect to a project being pursued by Journey of Light, Inc. ("JOL"). As previously disclosed Alfa has the option to acquire JOL.


Item 7.  Exhibits

     (c) A copy of the press release dated December 10, 2004 is attached hereto as Exhibit A.


                           SIGNATURES
                           ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 10, 2004

                              ALFA International Corp.
                              ------------------------
                                   (Registrant)



                              BY: /s/ Frank J. Drohan
                                  -----------------------
                                   Frank J. Drohan,
                                   Chairman of the Board,
                                   President and Chief
                                   Executive Officer